Exhibit 99.1

             Gladstone Commercial Announces the Financial Results
              for the Period Ended February 14, 2003 (inception)
                          Through December 31, 2003

    MCLEAN, Va., March 10 /PRNewswire-FirstCall/ -- Gladstone Commercial Corp. (Nasdaq: GOOD) (the "Company") announces financial results for the period from February 14, 2003 (inception) through December 31, 2003. Net loss for the period was $240,871 or $0.07 per basic and diluted weighted average common share. Total assets were $105,061,370 and consisted mainly of cash and cash equivalents but also included the Company's land and building assets for its first sale-leaseback transaction which closed in December of 2003.
    "Net loss was expected due to our limited amount of operating history for the year and the expenses of our start up period before the public offering in August of 2003," said a spokesperson. "Our deal flow is strong and we are aggressively reviewing new investments. The market place has welcomed our sale-leaseback transactions and mortgage loans. The first quarter ending March 31, 2004 will show more positive growth."
    The financial statements are without footnotes so readers should obtain and carefully review our Form 10-K for the period ended December 31, 2003, including the footnotes to the financial statements contained therein. We have filed this Form 10-K today with the Securities and Exchange Commission ('SEC') which can be retrieved at the SEC website at www.SEC.gov or the web site for Gladstone Commercial at www.GladstoneCommercial.com. A paper copy can be obtained by writing to us at 1616 Anderson Road, McLean, VA 22102.
    Gladstone Commercial will have a conference call at 9:30am EST, March 11, 2004. Please call 1-800-784-9083 and use the ID code 410858 and you will be placed on hold until the conference starts. An operator will monitor the call and set a queue for the questions. The replay number will be available two hours after the end of the call for approximately 30 days. The replay number is 1- 888-266-2081 and use ID code 410858.
    For further information contact Harry Brill or Skye Breeden at 703-286-7000.



                       Gladstone Commercial Corporation
                          Consolidated Balance Sheet

                                                              December 31,
                                                                  2003

    ASSETS
    Real estate, net                                           $5,436,153
    Cash and cash equivalents                                  99,075,765
    Prepaid assets                                                191,432
    Lease intangibles, net of accumulated
     amortization of $1,208                                       358,020
       Total Assets                                          $105,061,370

    LIABILITIES AND STOCKHOLDERS' EQUITY
    Liabilities
    Due to Adviser                                               $234,295
    Accounts payable                                                    -
    Dividends payable                                              76,420
       Total liabilities                                          310,715

    Commitments and contingencies

    Stockholders' Equity
    Common stock, $0.001 par value, 20,000,000
     shares authorized, 7,642,000 and 52,000 shares
     issued and outstanding, respectively                           7,642

    Additional paid-in capital                                105,060,304
    Distributions in excess of accumulated earnings               (76,420)
    Retained deficit                                             (240,871)
       Total Stockholders' Equity                             104,750,655
       Total Liabilities and Stockholders'                   $105,061,370



                       Gladstone Commercial Corporation
                    Consolidated Statements of Operations
                                 (Unaudited)

                                                              For the Period
                                                               February 14,
                                                                   2003
                                                              (Inception) to
                                                               December 31,
                                                                   2003

    OPERATING REVENUES:
       Rental income                                              $12,180

    OPERATING EXPENSES:
       Management advisory fee                                    317,188
       Insurance                                                  111,240
       Directors fees                                              35,667
       Professional fees                                           39,511
       Organizational costs                                         5,549
       Depreciation and amortization                                5,827
       General and administrative                                  42,166
          Total expenses from operations                          557,148

    Net loss from operations                                     (544,968)
    INTEREST INCOME                                               304,097
    NET LOSS                                                    $(240,871)

    Basic loss per share                                           $(0.07)
    Diluted loss per share                                         $(0.07)

    Weighted average shares
     outstanding - basic                                        3,229,119

    Weighted average shares
     outstanding - diluted                                      3,257,420



                       Gladstone Commercial Corporation
                     Consolidated Statement of Cash Flows

                                                            For the Period
                                                           February 14, 2003
                                                             (Inception) to
                                                            December 31, 2003

    (Unaudited)

    Cash flows from operating activities:
       Net loss                                                 $(240,871)
    Adjustments to reconcile net income to
     net cash used in operating activities:
       Depreciation and amortization                                5,827
       Increase in prepaid expenses                              (191,432)
       Increase in due to Adviser                                 234,295

    Net cash used in operating activities                        (192,181)

    Cash used in investing activities:

       Real estate investment                                  (5,800,000)

    Cash flow from financing activities:

       Proceeds from share issuance, net                      105,067,946

    Net increase in cash and cash equivalents                  99,075,765
    Cash and cash equivalents, beginning of period                      -
    Cash and cash equivalents, end of period                  $99,075,765


    This press release may include statements that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the future performance of the Company and the closing of any transaction. Words such as "believes," "expects," "projects" and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company's current plans that are believed to be reasonable as of the date of this press release. Factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption "Risk factors" of the Company's prospectus, dated August 12, 2003, as filed with the Securities and Exchange Commission on August 13, 2003. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SOURCE  Gladstone Commercial Corp.
    -0-                             03/10/2004
    /CONTACT: Harry Brill or Skye Breeden of Gladstone Commercial Corp., +1-703-286-7000/
    /Web site:  http://www.gladstonecommercial.com/
    (GOOD)

CO:  Gladstone Commercial Corp.
ST:  Virginia
IN:  FIN RLT
SU:  CCA ERN MAV